GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Growth Funds

Class A, Class C, Institutional, Service, Investor, Class R, Class R6 and Class P Shares, as applicable, of the

Goldman Sachs Mid Cap Growth Fund, Goldman Sachs Small/Mid Cap Growth Fund and Goldman Sachs Technology Opportunities Fund (the “Funds”)

Supplement dated March 3, 2025, to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (the “SAI”), each dated December 29, 2024

Effective on or about June 30, 2025, (the “Effective Date”) Steven M. Barry will no longer serve as a portfolio manager for the Funds.

Jenny Chang will continue to serve as a portfolio manager for the Goldman Sachs Mid Cap Growth Fund.

Gregory Tuorto and Jessica Katz will continue to serve as portfolio managers for the Goldman Sachs Small/Mid Cap Growth Fund.

Sung Cho and Charles “Brook” Dane will continue to serve as portfolio managers for the Goldman Sachs Technology Opportunities Fund.

Accordingly, as of the close of business on the Effective Date, the Funds’ disclosures are modified as follows:

All references to Mr. Barry in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

EQG2MGRSTK 03-25